UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York		10153
(Address of principal executive offices)		(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Copies to: David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Registrant’s telephone number, including area code:		(212) 300-1300

Date of fiscal year end:	December 31, 2011

Date of reporting period:	September 30, 2011

ITEM 1.  SCHEDULE OF INVESTMENTS.

YORK ENHANCED STRATEGIES FUND, LLC

Schedule of Investments

September 30, 2011 (Unaudited)

Number of Shares	Description	Value	Percentage of Net Assets

	PRIVATE INVESTMENT

	FINANCIALS
42,336	Arias Holdings, LLC, Class A Shares (acquired on 5/4/07)(restricted) *#	$296,352	0.5%

	TOTAL PRIVATE INVESTMENT (COST — $7,221,663)	296,352	0.5

	TOTAL INVESTMENTS (COST — $7,221,663)	296,352	0.5
	OTHER ASSETS IN EXCESS OF OTHER LIABILITIES	58,917,727	99.5
	NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$59,214,079	100.0%

Notes to Schedule of Investments:

*	Non-income producing security.

#

Security is valued at fair value per policies adopted by the Board of Directors. At September 30, 2011, $296,352 of securities were fair valued per these policies representing 0.5% of net assets applicable to common shareholders.

As of September 30, 2011, the gross unrealized appreciation/(depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,185
Aggregate gross unrealized depreciation	(6,928,496)
Net unrealized depreciation	(6,925,311)

Federal income tax cost of investments	$7,221,663

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments which would generally be included in Level I include listed equities and other listed securities. As required by ASC 820, the Company does not adjust the quoted price for these investments.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Investments which are generally included in this category include less readily marketable and restricted equity securities, forward currency contracts, corporate bonds, bank loans and trade claims.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

Level III investments are fair valued with a variety of inputs such as broker and counterparty quotes, pricing services, independent third-party valuation firms and valuation models. The valuation models are built with different approaches (yield analysis, enterprise value, etc) depending on the particular company and industry. The types of investments which would generally be included in this category include equity and/or debt securities issued by private entities, certain corporate bonds, bank loans and trade claims.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Company’s investments in accordance with the above ASC 820 fair value hierarchy levels as of September 30, 2011:

	Level I	Level II	Level III	Total
Investments in Securities - Assets
Private Investment	$—	$—	$296,352	$296,352
Total	$—	$—	$296,352	$296,352

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level III) were used in determining fair value.

	Corporate	Asset Backed	Bank Debt	Common Stocks
	Bonds	Bonds	and Trade Claims	and Warrants	Private Investment
Balance as of 12/31/10	$16,756,277	$1,579,434	$28,807,684	$15,533	$660,865
Realized gain (loss), net	(3,186,678)	465,284	(1,455,764)	(51,681)	—
Change in unrealized appreciation (depreciation), net**	(4,195,881)	(169,226)	7,350,724	42,157	(364,513)
Accretion (amortization) of discounts/premiums, net	(35,004)	—	(260,756)	—	—
Purchases	1,876,962	1,380,840	353,434	—	—
Sales	(11,215,676)	(3,256,332)	(34,795,322)	(6,009)	—
Transfers into Level III	—	—	—	—	—
Transfers out of Level III	—	—	—	—	—
Balance as of 09/30/11	$—	$—	$—	$—	$296,352

The Company did not have transfers in and transfers out of Level III or between Level I and Level II fair value hierarchy during the reporting period.

**  Of which, $(6,925,311) is included in Net Assets relating to securities held at the reporting period end.

YORK ENHANCED STRATEGIES FUND, LLC

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011 (UNAUDITED)

NET ASSET VALUE CALCULATION - The net asset value per common share of the Company will be calculated as of the last business day of each calendar quarter, in connection with each issuance of Common Shares by the Company, as of each distribution declaration date (after giving effect to the relevant distribution), and on such other dates as determined by the Investment Manager or the Board of Directors.

SECURITY VALUATION - Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee pursuant to procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments.  The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors.  Also, there may be only a single or limited number of market makers for certain of the Company’s investments. Accordingly, the market for such investments may be thinly traded and prices quoted more volatile than would be the case with more established markets. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, because such amounts depend on future circumstances, and the differences could be material.

LIQUIDATION OF COMPANY - On May 24, 2011 the Company conducted a special meeting of its shareholders at which the shareholders approved the liquidation and dissolution of the Company.  Since the shareholder approval, the Company has liquidated its investments and distributed to shareholders on a pro rata basis in two liquidating distributions on August 4, 2011 and November 4, 2011 approximately 97% of the Company’s net assets.  After these two liquidating distributions, the Company has remaining approximately, 3% of the Company’s net assets which are being held in reserve for ongoing expenses and liabilities.  Management expects to continue the liquidation and winding up of the Company’s affairs in accordance with the Plan of Liquidation and Dissolution approved by the Company’s shareholders.

ITEM 2.  CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-Q was recorded, processed, summarized and reported in a timely manner.

(b) None.

ITEM 3.  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:	/s/ Jeffrey A. Weber
Name: Jeffrey A. Weber
Title: President

Date: November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James G. Dinan
Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: November 18, 2011

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: November 18, 2011